Exhibit 99.1

Primoris Services Corporation

Segment Realignment — 2016 and 2015

Through the end of the year 2016, the Company segregated its business into three reportable segments: the Energy segment, the East Construction Services segment and the West Construction Services segment. In the first quarter 2017, the Company reorganized its reportable segments to match the change in the Company’s realigned internal organization and management structure. The segment changes during the quarter reflect the focus of our new chief operating officer on the range of services we provide to our end user markets. The chief operating officer regularly reviews the operating and financial performance based on these revised segments.

The revised reportable segments include the Power, Industrial, and Engineering segment (“PI&E segment”), the Pipeline and Underground segment (“P&U segment”), the Utilities and Distribution segment (“U&D segment”), and the Civil segment. The purpose of this document is to report the revenue and gross profit for the annual periods of 2016 and 2015 and the quarterly periods for the year ended December 31, 2016 for the reclassified segments.

The classification of our business unit revenues and gross profit for segment reporting purposes can at times require judgment on the part of management. Our business units may perform services across industries or perform joint services for customers in multiple industries. To determine reportable segment gross profit, certain allocations, including allocations of shared and indirect costs, such as facility costs, equipment costs and indirect operating expenses were made.

The following table lists the Company’s primary business units and their reportable segment:

Business Unit	New Reportable Segment	Former Reportable Segment
ARB Industrial (a division of ARB, Inc.)	PI&E	West
ARB Structures, Inc.	PI&E	West
Primoris Power (formerly PES Saxon division)	PI&E	Energy
Primoris Renewable Energy	PI&E	Energy
Primoris Industrial Constructors (formerly PES Industrial Division)	PI&E	Energy
Primoris Fabrication (a division of PES)	PI&E	Energy
Primoris Mechanical Contractors (a combination of a division of PES and Cardinal Contractors, Inc.)	PI&E	Energy
OnQuest, Inc.	PI&E	Energy
OnQuest Canada, ULC	PI&E	Energy
Primoris Design and Construction (“PD&C”); created 2017	PI&E	NA
Rockford Corporation (“Rockford”)	P&U	West
Vadnais Trenchless Services, Inc. (“Vadnais Trenchless”)	P&U	West
Primoris Field Services (a division of PES Primoris Pipeline)	P&U	Energy
Primoris Pipeline (a division of PES Primoris Pipeline)	P&U	Energy
ARB Underground (a division of ARB, Inc.)	U&D	West
Q3 Contracting (“Q3C”)	U&D	West
Primoris AV	U&D	Energy
Primoris Heavy Civil (formerly JCG Heavy Civil Division)	Civil	East
Primoris I&M (formerly JCG Infrastructure & Maintenance Division)	Civil	East
BW Primoris, LLC	Civil	East

The following is a brief description of each of the Company’s reportable segments and their operations.

The Power division of the PI&E segment includes ARB Industrial, Primoris Power, ARB Structures, and Primoris Renewable Energy. This division operates primarily in our California markets, with select projects performed nationwide. The Industrial division of this segment includes Primoris Industrial Constructors, Primoris Fabrication, and Primoris Mechanical Contractors. These groups are headquartered in and around Houston, TX and focus on the Southern region of the United States. The Engineering division of this segment includes OnQuest Inc., with offices in California, OnQuest Canada, ULC with offices in Calgary, and PD&C, located in Tyler, TX.

The P&U segment includes Rockford, Vadnais Trenchless, Primoris Field Services, and Primoris Pipeline. Rockford operates throughout the United States. Vadnais Trenchless provides specialized trenchless solutions in California and other select areas. Presently, both Primoris Field Services and Primoris Pipeline operate in Texas and surrounding states.

The U&D segment is comprised of ARB Underground, Q3C, and Primoris AV. ARB Underground operates primarily in California, while Q3C and Primoris AV are present throughout the Midwest region of the United States.

The Civil segment includes Primoris Heavy Civil, Primoris I&M, and BW Primoris, LLC. These business units are located primarily in the Southeastern and Gulf Coast regions of the United States.

Each of the four segments specializes in a range of services that include engineering, designing, building/installing, replacing, repairing/rehabilitating, and providing management services for construction and construction-related projects. Our services include:

•                  Providing installation of underground pipeline, cable, and conduits for entities in the petroleum, petrochemical, and water industries;

•                  Providing maintenance services to utilities for installation and repair of gas distribution lines;

•                  Providing engineering, installation, and maintenance of industrial facilities for entities in the petroleum, petrochemical, water, and other industries;

•                  Providing installation of commercial and industrial cast-in-place structures;

•                  Providing construction of highways and bridges; and

•                  Providing industrial and environmental construction.

Revenue and Gross Profit — Annual 2016 and 2015

The following tables provide a summary of the revenues and gross profit for the twelve month periods ending December 31, 2016 and 2015 (unaudited and in thousands):

	PI&E	P&U	U&D	Civil	12 Months
12 Months 2016	Segment	Segment	Segment	Segment	2016
Gross Revenue	$482,858	$402,619	$637,212	$479,416	$2,002,105
Eliminations	(4,205)	(688)	—	(264)	(5,157)
Net Revenue	$478,653	$401,931	$637,212	$479,152	$1,996,948
Gross Profit	$49,807	$68,100	$100,071	$(16,671)	$201,307
% of Net Revenues	10.4%	16.9%	15.7%	-3.5%	10.1%

	PI&E	P&U	U&D	Civil	12 Months
12 Months 2015	Segment	Segment	Segment	Segment	2015
Gross Revenue	$489,741	$299,412	$587,047	$577,205	$1,953,405
Eliminations	(23,449)	(47)	—	(494)	(23,990)
Net Revenue	$466,292	$299,365	$587,047	$576,711	$1,929,415
Gross Profit	$53,620	$24,685	$96,450	$45,118	$219,873
% of Net Revenues	11.5%	8.2%	16.4%	7.8%	11.4%

Revenue and Gross Profit — Quarterly 2016

The following tables provide a summary of the revenues and gross profit for each 2016 quarterly period (unaudited and in thousands):

	PI&E	P&U	U&D	Civil	1st Quarter
1st Quarter 2016	Segment	Segment	Segment	Segment	2016
Gross Revenue	$140,471	$54,386	$103,754	$133,718	$432,329
Eliminations	(1,833)	(50)	—	—	(1,883)
Net Revenue	$138,638	$54,336	$103,754	$133,718	$430,446
Gross Profit	$11,585	$4,999	$11,885	$10,808	$39,277
% of Net Revenues	8.4%	9.2%	11.5%	8.1%	9.1%

	PI&E	P&U	U&D	Civil	2nd Quarter
2nd Quarter 2016	Segment	Segment	Segment	Segment	2016
Gross Revenue	$127,867	$57,044	$157,119	$117,089	$459,119
Eliminations	(1,291)	(240)	—	(777)	(2,308)
Net Revenue	$126,576	$56,804	$157,119	$116,312	$456,811
Gross Profit	$14,092	$6,469	$22,841	$(117)	$43,285
% of Net Revenues	11.1%	11.4%	14.5%	-0.1%	9.5%

	PI&E	P&U	U&D	Civil	3rd Quarter
3rd Quarter 2016	Segment	Segment	Segment	Segment	2016
Gross Revenue	$102,678	$106,434	$186,985	$112,473	$508,570
Eliminations	(867)	(392)	—	517	(742)
Net Revenue	$101,811	$106,042	$186,985	$112,990	$507,828
Gross Profit	$10,893	$32,402	$33,925	$(27,091)	$50,129
% of Net Revenues	10.7%	30.6%	18.1%	-24.0%	9.9%

	PI&E	P&U	U&D	Civil	4th Quarter
4th Quarter 2016	Segment	Segment	Segment	Segment	2016
Gross Revenue	$111,842	$184,755	$189,354	$116,136	$602,087
Eliminations	(214)	(6)	—	(4)	(224)
Net Revenue	$111,628	$184,749	$189,354	$116,132	$601,863
Gross Profit	$13,237	$24,230	$31,420	$(271)	$68,616
% of Net Revenues	11.9%	13.1%	16.6%	-0.2%	11.4%

Fixed Backlog — Activity — 2016

Fixed Backlog by reporting segment and the changes in Fixed Backlog for the period ending December 31, 2016 was as follows (unaudited and in thousands):

	Beginning Fixed			Ending Fixed	Revenue	Total Revenue
	Backlog at	Contract	Revenue	Backlog	Recognized from	for 12 Months
Reportable	December 31,	Additions to	Recognized from	at December 31,	Non-Fixed Backlog	Ended December 31,
Segment	2015	Fixed Backlog	Fixed Backlog	2016	Projects	2016
PI&E	$549,320	$345,104	$424,843	$469,581	$53,839	$478,682
P&U	225,637	1,161,823	368,068	1,019,392	33,833	401,901
U&D	42,795	140,731	151,990	31,536	485,221	637,211
Civil	699,475	370,930	464,511	605,894	14,643	479,154
Total	$1,517,227	$2,018,588	$1,409,412	$2,126,403	$587,536	$1,996,948

Total Backlog — 2016

The following table shows total backlog (Fixed Backlog plus MSA Backlog), by reportable segment at December 31, 2016 (unaudited and in thousands):

	Ending	MSA Backlog	Total Backlog
	Fixed Backlog	at December 31,	at December 31,
Reportable Segment:	at December 31, 2016	2016	2016
PI&E	$469,581	$42,346	$511,927
P&U	1,019,392	33,221	1,052,613
U&D	31,536	574,958	606,494
Civil	605,894	21,000	626,894
Total	$2,126,403	$671,525	$2,797,928

Segment Goodwill — 2016

The amount of goodwill recorded by segment at December 31, 2016 was as follows (unaudited and in thousands):

Goodwill
Reportable Segment:	at December 31, 2016
PI&E	$24,512
P&U	42,252
U&D	20,312
Civil	40,150
Total	$127,226